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                                                                  Exhibit 10-187

         AMENDMENT NO. 15 TO CREDIT FACILITY AND SECURITY AGREEMENT


                  This Amendment No. 15 (the "Amendment") dated as of December 31, 2001, to the Credit Facility and Security Agreement by and between Bank One, NA ("Lender"), Lexington Precision Corporation ("LPC"), and Lexington Rubber Group, Inc. ("LRGI").

                  WHEREAS, Lender, LPC, and LRGI are parties to a Credit Facility and Security Agreement dated as of January 31, 1997, including Rider A thereto (the "Agreement").

                  WHEREAS, LPC, LRGI, and Lender desire to amend the Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                   1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Agreement.

                   2. Section 2.A of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                  B. Maintain on a basis consolidated with LPC's direct and indirect subsidiaries at all times a Tangible Net Worth equal to or greater than (i) SEVEN MILLION AND NO/100 DOLLARS ($7,000,000) from December 31, 2001 through June 30, 2002; and
                  (ii) TWELVE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($12,400,000) on and after July 1, 2002.

                   3. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

                                        BANK ONE, NA


                                        By:      Rudolf G. Bentlage
                                                 -------------------------------
                                        Name:    Rudolf G. Bentlage
                                                 -------------------------------
                                        Title:   Vice President
                                                 -------------------------------





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                                      -2-


                                        LEXINGTON PRECISION CORPORATION


                                        By:      Michael A. Lubin
                                                 -------------------------------
                                        Name:    Michael A. Lubin
                                                 -------------------------------
                                        Title:   Chairman of the Board
                                                 -------------------------------




                                        LEXINGTON RUBBER GROUP, INC.


                                        By:      Michael A. Lubin
                                                 -------------------------------
                                        Name:    Michael A. Lubin
                                                 -------------------------------
                                        Title:   Chairman of the Board
                                                 -------------------------------